Exhibit 99.1 CAGNY Lunch December 2, 2019

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER

Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

Until Freshpet, a dog’s choices were really limited Dry Kibble Canned Mystery Meat

A totally different approach to nourishing pets

Delivering a noticeable impact on pet’s wellbeing 83% of Consumers Report Visible Difference Source: Freshpet Visible Difference Study 2018 n= 202

Even my dad knows that Freshpet is really good Creating very high satisfaction Source: Freshpet Quality and Satisfaction Study, July 2018 % Extremely/Very Satisfied on Product Satisfaction % Agree Completely/Somewhat on Good Value

pets. The power of fresh natural & simple foods Less processed Acts of kindness people. Our team Our partners Our families planet. Renewable energy Carbon footprint offset Conservation – land fill free Sustainable practices WE OPERATE DIFFERENTLY Delighting consumers with fresh food & our company ideology.

A difficult business to replicate High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins

Goal: $300 million in Net Sales as soon as 2020 2017: Launched Feed the Growth

Media investment re-accelerated growth +18% +27% +26% +14%

Key Feed the Growth Learnings Feed the Growth virtuous cycle is working Successful transition from a store-growth driven model to HH penetration-driven model High product satisfaction has driven steadily increasing buying rate and the ability to take pricing when needed Increasing velocity has driven increasing demand for Freshpet presence in new and existing channels/outlets Canada/UK prove that the Freshpet model works outside the US Ability to add capacity is the greatest limiter to our growth Significant opportunities to extend our manufacturing expertise advantage There is significant leverage from scale – particularly in SG&A

HH penetration gains accelerate . . . but are still a small share of the pet universe +6% +16% +14% +22% Source: Nielsen HH Panel data ending September 2019

Media investment drives HH penetration gains Source: Nielsen HH Panel and internal company data

Focused innovation helps drive HH penetration *HH’s may purchase both new and old items. Total exceeds net HH penetration. Source: Nielsen HH Panel

Focused innovation adds unique users Source: Nielsen HH Panel

Despite rapid influx of new buyers, buying rate continues to grow Total Freshpet Buying Rate +9% +3% +11% +4%

Premium innovation helps drive buying rate Freshpet Core Dog Product Mix Freshpet Premium Innovation Source: Nielsen XAOC Data 52 weeks through 11/2/19; Freshpet Select only

“Feed the Growth” Progress Expanding consumer franchise . . . that is increasingly loyal Source: Nielsen HH Panel and internal company data 2016 Today Growth Awareness 35% 46% +31% Penetration 1.54% 2.45% +59% Buying Rate $81.73 $105.19 +29% Repeat Rate 67% 70% +300 bps

Very little price sensitivity Out-of-stocks 14% Retail Price Increase

First Inflection point: velocity gains become biggest driver of growth Source: Nielsen Mega-Channel Data through 11/2/19

3yr CAGR 28.9% Created growth and scale for retailers Source: Nielsen Mega Channel (xAOC + Pet) Latest 52wks end 11-02-19 2016 Today 52wk Dollars (Nielsen) $172.7M $327.6M ACV Adj. Share Dog Food 4.5 6.9 Avg. Dollars / Store / Week $244 $366 Average Unit Price $7.45 $8.31

Second inflection point: retailers respond to two years of rapid growth Source: Nielsen Mega-Channel Data through 11/2/19

Growing distribution and velocity . . . with significant room to grow Source: Nielsen Mega Channel (xAOC + Pet) Latest 52wks end 11-02-19 and internal company data 2016 Today Growth Store Count 16,609 20,994 +4,385 % ACV Distribution 41 50 +24% Total Distribution Points 517 718 +39% Velocity ($/MM ACV) 371.0 587.1 +58%

Increasing depth of distribution to enable broader product line-up 778 Stores with double fridges Upgraded 1342 fridges since 2018 39 items 27 items 17 items

Upgrading from small fridge to a big fridge accelerates growth $235 Not-upgraded stores Upgraded stores $179 Freshpet Fridge Upgrades ($/store/week) Chiller swaps start Jan 2018 +42.2% Vs Q4 2017 +74.9% Vs Q4 2017 Source: Growth rate is latest 4wks vs Q4 2017. Leading grocery retailer store level POS data period ending 4/6/19.

Broader line-up distribution enables faster growth double chillers triple-chillers New Items Chiller Upgrades +50.6% +41.6% +22.1% Source: Growth rate is latest 4wks vs Q4 2018. Leading grocery retailer store level POS data period ending 9/14/19.

Media investments are beginning to drive distribution gains in Canada and UK .. ~7% ACV ~23% ACV ~1000 stores ~400 stores

“Feed the Growth” Progress Growing into our scale . . . and reinvesting for growth 2016 Today* Growth Net Sales $130M $244M +88% Adj. SG&A (excl. media) 31.2% 25.3% +590 bps Media Spending $8M $29M +263% Media Spending % of Sales 6.3% 11.9% -560 bps *2019 Guidance

Scale is beginning to turn into profits Feed the Growth progress Freshpet Financial Performance   2016 2019 Guidance* Change Net Sales ($ millions) $129.3 >$244 +89% vs YA +17% +26% +1300 bps         Adj. EBITDA ($ millions) $17.7 >$29 +64% Adj. EBITDA Margin 13.6% 11.9% -170 bps *Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

Kitchens 2.0 to open in Q3 2020

Installing an incremental bag line in Q1 2020 to enable strong growth in 2020

Rapid growth will require incremental capacity in 2022 Current Kitchens Kitchens 2.0 Midwest Expansion

bringing the power of fresh food to pets